Filed Pursuant to Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

PORTFOLIO 21 GLOBAL EQUITY FUND
(the “Fund”)

Supplement dated October 14, 2014 to the
Prospectus dated October 31, 2013

Portfolio 21 is excited to announce its plans to merge with Trillium Asset Management.  Trillium is an employee-owned investment management firm, based in Boston, Massachusetts with over $1.7 billion in assets under management. Founded in 1982, Trillium integrates Environmental, Social, and Governance (ESG) factors into the investment process as a way to identify the companies best positioned to deliver strong long‐term performance.

Also, Mr. John Streur’s last day as President of Portfolio 21 will be October 24, 2014 as he has accepted a position at another investment advisory firm.  Over the next several months, Fund shareholders should expect to receive more information regarding the upcoming merger, and subject to Board approval, shareholders will be asked to approve a new investment advisory agreement.

Please retain this Supplement with your Prospectus.